Exhibit 10.16

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

This AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT (the “Agreement”) is entered into as of the 15th day of July, 2009 by and among RPX Corporation, a Delaware corporation (the “Company”), John Amster, Geoffrey T. Barker and Eran Zur (each a “Founder” and together the “Founders”) and the holders of Preferred Stock of the Company (the “Preferred Shares”) listed on Exhibit A (the “Investors”).

W I T N E S S E T H :

WHEREAS, the Company and certain of the Investors (the “New Investors”) are parties to the Series B Preferred Stock Purchase Agreement dated as of July 1, 2009 (the “Series B Agreement”), pursuant to which the Investors are purchasing shares of the Company’s Series B Preferred Stock;

WHEREAS, each Founder is the beneficial owner of the number of shares of Common Stock of the Company set forth opposite his name on Schedule A hereto;

WHEREAS, the Company, the Founders and certain of the Investors (the “Existing Investors”) are parties to that certain First Refusal and Co-Sale Agreement, dated as of August 12, 2008 (the “Prior Agreement”); and

WHEREAS, the Company, each Founder and the Existing Investors wish to provide further inducement to the New Investors to purchase shares of Series B Preferred Stock by amending and restating the Prior Agreement to include the New Investors and to amend and restate the rights and obligations set forth therein, in each case as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions.

(a) Delivery. For purposes of this Agreement, the term “Delivery” shall have the meaning set forth in Section 6 below.

(b) Equity Securities. For purposes of this Agreement, the term “Equity Securities” shall mean any securities now or hereafter owned or held by a Founder (or a transferee in accordance with Section 2.4 herein) having voting rights in the election of the Board of Directors of the Company, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing.

(c) Holders. For purposes of this Agreement, the term “Holders” shall mean the Investors or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

(d) Parties. For purposes of this Agreement, the term “Parties” shall mean the Company, the Investors and the Founder(s).

(e) Transfer. For purposes of this Agreement, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Equity Securities.

2. Agreements Among the Company, the Investors and the Founders.

2.1 Rights of Refusal.

(a) Transfer Notice. If at any time a Founder proposes to Transfer Equity Securities (a “Selling Founder”), then the Selling Founder shall promptly give the Company and each Holder written notice of the Selling Founder’s intention to make the Transfer (the “Transfer Notice”). The Transfer Notice shall include (i) a description of the Equity Securities to be transferred (“Offered Shares”), (ii) the name(s) and address(es) of the prospective transferee(s), (iii) the consideration and (iv) the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Selling Founder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the transfer is being made pursuant to the provisions of Section 2.4, the Transfer Notice shall state under which specific subsection the Transfer is being made.

(b) Company’s Right of First Refusal. The Company shall have an option for a period of ten (10) days from Delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying the Selling Founder in writing before expiration of such ten (10) day period as to the number of such shares that it wishes to purchase. If the Company gives the Selling Founder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after Delivery to the Company of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(e). If the Company fails to purchase any or all of the Offered Shares by exercising the option granted in this Section 2.1(b) within the period provided, the remaining Offered Shares shall be subject to the options granted to the Holders pursuant to subsection 2.1(d).

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(c) Additional Transfer Notice. Subject to the Company’s option set forth in Section 2.1(b), if at any time the Selling Founder proposes a Transfer, then, within five (5) days after the Company has declined to purchase all, or a portion, of the Offered Shares or the Company’s option to so purchase the Offered Shares has expired, the Selling Founder shall give each Holder an “Additional Transfer Notice” that shall include all of the information and certifications required in a Transfer Notice and shall additionally identify the Offered Shares that the Company has declined to purchase (the “Remaining Shares”) and briefly describe the Holders’ rights of first refusal and co-sale rights with respect to the proposed Transfer.

(d) Holders’ Right of First Refusal.

(i) Each Holder shall have an option for a period of fifteen (15) days from the Delivery of the Additional Transfer Notice from the Selling Founder set forth in Section 2.1(c) to elect to purchase its respective pro rata share of the Remaining Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each Holder may exercise such purchase option and purchase all or any portion of his, her or its pro rata share of the Remaining Shares (a “Participating Holder” for the purposes of Section 2.1(d) and 2.1(e)), by notifying the Selling Founder and the Company in writing, before expiration of the fifteen (15) day period as to the number of such shares that he, she or it wishes to purchase (the “Participating Holder Notice”). Each Holder’s pro rata share of the Remaining Shares shall be a fraction of the Remaining Shares, the numerator of which shall be the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by such Holder on the date of the Transfer Notice and denominator of which shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by all Holders on the date of the Transfer Notice.

(ii) In the event any Holder elects not to purchase its pro rata share of the Remaining Shares available pursuant to its option under subsection 2.1(d)(i) within the time period set forth therein, then the Selling Founder shall promptly give written notice (the “Overallotment Notice”) to each Participating Holder that has elected to purchase all of its pro rata share of the Remaining Shares (each a “Fully Participating Holder”), which notice shall set forth the number of Remaining Shares not purchased by the other Holders, and shall offer the Participating Holders the right to acquire the unsubscribed shares. Each Participating Holder shall have five (5) days after Delivery of the Overallotment Notice to deliver a written notice to the Selling Founder (the “Participating Holders Overallotment Notice”) of its election to purchase its pro rata share of the unsubscribed shares on the same terms and conditions as set forth in the Additional Transfer Notice and indicating the maximum number of the unsubscribed shares that it will purchase in the event that any other Fully Participating Holder elects not to purchase its pro rata share of the unsubscribed shares. For purposes of this Section 2.1(d)(ii), the numerator shall be the same as that used in Section 2.1(d)(i) above and the denominator shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by all Participating Holders on the date of the Transfer Notice. Each Participating Holder shall be entitled to apportion Remaining Shares to be purchased among its partners and affiliates (including in the case of a venture capital fund other venture capital funds affiliated with such fund), provided that such Participating Holder notifies the Selling Founder of such allocation.

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(e) Payment.

(i) The Participating Holders shall effect the purchase of the Remaining Shares with payment by check or wire transfer, against delivery of the Remaining Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after Delivery to the Company of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(e).

(ii) Should the purchase price specified in the Transfer Notice or Additional Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company (and/or the Participating Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the Selling Founder and the Company (or the Participating Holders) cannot agree on such cash value within ten (10) days after Delivery to the Company of the Transfer Notice (or the Delivery of the Additional Transfer Notice to the Holders), the valuation shall be made by an appraiser of recognized standing selected by the Selling Founder and the Company (or the Participating Holders) or, if they cannot agree on an appraiser within twenty (20) days after Delivery to the Company of the Transfer Notice (or the Delivery of the Additional Transfer Notice to the Holders), each shall select an appraiser of recognized standing and those appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Founder and the Company (and/or the Participating Holders), with half of the cost borne by the Company and/or the Participating Holders pro rata by each, based on the number of shares such parties have expressed an interest in purchasing pursuant to this Section 2. If the time for the closing of the Company’s purchase or the Participating Holders’ purchase has expired but the determination of the value of the purchase price offered by the prospective transferee(s) has not been finalized, then such closing shall be held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

2.2 Right of Co-Sale.

(a) To the extent the Company and the Holders do not exercise their respective rights of refusal as to all of the Offered Shares pursuant to Section 2.1, then each Holder (a “Selling Holder” for purposes of this Section 2.2) that notifies the Selling Founder in writing within twenty (20) days after Delivery of the Additional Transfer Notice referred to in Section 2.1(a), shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Transfer Notice. Such Selling Holder’s notice to the Selling Founder shall indicate the number of shares of capital stock of the Company that the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Selling Founder may sell in the Transfer shall be correspondingly reduced.

(b) Each Selling Holder may sell all or any part of that number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the

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aggregate number of shares of Equity Securities covered by the Transfer Notice that have not been subscribed for pursuant to Section 2.1 by (ii) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Founder and all of the Selling Holders on the date of the Transfer Notice.

(c) Each Selling Holder shall effect its participation in the sale by promptly delivering to the Selling Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

(i) the type and number of shares of capital stock of the Company that such Selling Holder elects to sell; or

(ii) that number of shares of capital stock of the Company that are at such time convertible into the number of shares of Common Stock that such Selling Holder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of shares of capital stock of the Company in lieu of Common Stock, such Selling Holder shall convert such shares of capital stock of the Company into Common Stock and deliver Common Stock as provided in this Section 2.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

(d) The stock certificate or certificates that the Selling Holder delivers to the Selling Founder pursuant to Section 2.2(c) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Selling Founder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Selling Founder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Selling Founder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

2.3 Non-Exercise of Rights. To the extent that the Company and the Holders have not exercised their rights to purchase the Offered Shares or the Remaining Shares within the time periods specified in Section 2.1 and the Holders have not exercised their rights to participate in the sale of the Remaining Shares within the time periods specified in Section 2.2, the Selling Founder shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares or the Remaining Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares and the Remaining Shares free and clear of subsequent rights of first refusal and co-sale rights under this Agreement. In the event Selling

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Founder does not consummate the sale or disposition of the Offered Shares and Remaining Shares within the thirty (30) day period from the expiration of these rights, the Company’s first refusal rights and the Holders’ first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of the Offered Shares or the Remaining Shares by the Selling Founder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 2 to purchase Equity Securities from the Selling Founder or participate in sales of Equity Securities by the Selling Founder shall not adversely affect their rights to make subsequent purchases from the Selling Founder of Equity Securities or subsequently participate in sales of Equity Securities by the Selling Founder.

2.4 Limitations to Rights of Refusal and Co-Sale. Notwithstanding the provisions of Sections 2.1 and 2.2 of this Agreement, the first refusal rights of the Company and first refusal and co-sale rights of the Holders shall not apply to (a) the Transfer of Equity Securities to any spouse or member of Founder’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Founder’s spouse or members of the Founder’s immediate family, or to a trust for the Founder’s own self, or a charitable remainder trust, (b) any sale of Equity Securities to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, resulting in the automatic conversion of the Preferred Stock of the Company into Common Stock pursuant to the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time) (a “Qualified Public Offering”), (c) any Transfer or Transfers by a Founder which in the aggregate, over the term of this Agreement, amount to no more than five percent (5%) of the shares of Equity Securities held by such Founder as of the date hereof (as adjusted for stock splits, dividends and the like) or (d) any bona fide gift to any charitable organization described in Section 501(c)(3) of the Internal Revenue Code; provided, however, that in the event of any transfer made pursuant to one of the exemptions provided above other than clause (b), (i) the Founder shall inform the Investors of such Transfer prior to effecting it and (ii) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Founder under this Agreement, the Amended and Restated Voting Agreement and the Amended and Restated Investor’s Rights Agreement, each dated as of even date hereof, with respect to the transferred Equity Securities. Such transferred Equity Securities shall remain “Equity Securities” hereunder, and such pledgee, transferee or donee shall be treated as the “Founder” for purposes of this Agreement.

2.5 Prohibited Transfers.

(a) Except as otherwise provided in this Agreement, each Founder will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of or any interest in the Equity Securities. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

(b) In the event the Founder should sell any Equity Securities in contravention of the co-sale rights of the Holders under Section 2.2 (a “Prohibited Transfer”), the

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Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below under subsection (c), and the Founder shall be bound by the applicable provisions of such option.

(c) In the event of a Prohibited Transfer, each Holder shall have the right to sell to the Founder the type and number of shares of Equity Securities equal to the number of shares each Holder would have been entitled to transfer to the third-party transferee(s) under Section 2.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(i) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the third-party transferee(s) to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Holder’s rights under Section 2.2.

(ii) Within ninety (90) days after the later of the date on which the Holder (A) receives notice of the Prohibited Transfer or (B) otherwise becomes aware of the Prohibited Transfer, each Holder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(iii) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Holder pursuant to this Section 2.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 2.5(c)(i), in cash or by other means acceptable to the Holder.

3. Assignments and Transfers; No Third-Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (i) to any other Holder, (ii) to a partner, member or affiliate of such Holder (including affiliated or related venture capital funds) or (iii) to an assignee or transferee who acquires all of the Equity Securities held by a particular Holder or at least 350,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares).

4. Legend.

4.1 Each existing or replacement certificate for shares now owned or hereafter acquired by a Founder shall bear the following legend upon its face:

“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES

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OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

4.2 The Founders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

5. Effect of Change in Company’s Capital Structure. If, from time to time, the Company pays a stock dividend or effects a stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which a Founder is entitled by reason of such Founder’s ownership of Equity Securities shall be immediately subject to the rights and obligations set forth in this Agreement with the same force and effect as the stock subject to such rights immediately before such event.

6. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The occurrence of the events set forth in subsections (i) through (iv) above shall constitute “Delivery” of notice. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 6).

7. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Founder agrees to cooperate affirmatively with the Company, the Investors and the Holders, and to the extent reasonably requested by the Company, the Investors or the Holders, to enforce rights and obligations pursuant hereto.

8. Term. This Agreement shall terminate and be of no further force or effect upon (a) the consummation of a Qualified Public Offering, or (b) the consummation of a Liquidation Event, as that term is defined in the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time), other than a Liquidation Event that results from a sale, transfer, exclusive license or other disposition of all or substantially all of the Company’s assets where the separate existence of the Company continues.

9. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all other agreements between or among any of the parties with respect to the subject matter hereof. This Agreement shall be interpreted under the laws of the State of California without reference to California conflicts of law provisions. The Prior Agreement is hereby amended and restated in its entirety and shall be of no further force and effect.

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10. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the Founders holding a majority of the Common Stock of the Company then held by the Founders who are then providing services to the Company as an employee or consultant and (iii) Investors holding at least fifty-five percent (55%) of the Common Stock issuable or issued upon conversion of the Preferred Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Founder and all Holders and their respective successors and assigns.

11. Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12. Attorney’s Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

13. Aggregation of Stock. For the purposes of determining the availability of any rights under this Agreement, the holdings of any transferee and assignee of an individual or a partnership who is a spouse, ancestor, lineal descendant or siblings of such individual or partners or retired partners of such partnership or affiliates of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

14. Conflict with Other Rights of First Refusal. Each Founder has entered into a Stock Purchase Agreement with the Company (together with any additional Stock Purchase Agreements or Option Agreements which a Founder may enter into with the Company, the “Purchase Agreements”), which agreement contains a right of first refusal provision in favor of the Company. For so long as this Agreement remains in existence, the right of first refusal provisions contained in this Agreement shall supersede the right of first refusal provisions contained in the Founder’s Purchase Agreements; provided, however, that the other provisions of the Founder’s Purchase Agreements shall remain in full force and effect. If, however, this Agreement shall terminate, the right of first refusal provisions contained in the Founder’s Purchase Agreements shall be in full force and effect in accordance with its terms.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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16. Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

17. Arbitration. The Company and the other parties hereto agree first to negotiate in good faith to resolve any disputes arising out of or relating to or affecting the subject matter of this Agreement. Any dispute arising out of or relating to or affecting the subject matter of this Agreement not resolved by negotiation shall be settled by binding arbitration in Santa Clara County, California before the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) under the JAMS Rules of Practice and Procedure. The arbitrator shall be a former judge of a court of California. Discovery and other procedural matters shall be governed as though the proceeding were an arbitration. Any judgment upon the award may be confirmed and entered in any court having jurisdiction thereof. The arbitrator shall be required to, in all determinations, apply California law without regard to its conflicts of law provisions. Notwithstanding the foregoing, the arbitrator shall apply the substantive law of the state of incorporation of the Company, where applicable or where indicated by the terms of this Agreement. The arbitrator is afforded the jurisdiction to order any provisional remedies, including, without limitation, injunctive relief. The arbitrator may award the prevailing party the costs of arbitration, including reasonable attorneys’ fees and expenses. The arbitrator’s award shall be in writing and shall state the reasons for the award. The Company and the other parties hereto stipulate that a JAMS employee may be appointed as a judge pro tempore of the Superior Court of Santa Clara County if required to carry out the terms of this provision. Arbitration shall be the sole and exclusive means to resolve any dispute.

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated First Refusal and Co-Sale Agreement as of the date first written above.

RPX CORPORATION
	By:	/s/ John Amster
	Name:	John Amster
	Title:	Co-Chief Executive Officer
Address:	3 Embarcadero Center, Suite 2310
San Francisco, CA 94111

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:
JOHN AMSTER
By:	/s/ John Amster
[Address]

GEOFFREY T. BARKER
By:	/s/ Geoffrey T. Barker
[Address]

ERAN ZUR
By:	/s/ Eran Zur
[Address]

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

INDEX VENTURES GROWTH I (JERSEY), L.P

	By:	its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Nigel Greenwood
		Ian Henderson and/or Nigel	Greenwood
		Director	Director

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

	By:	its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Nigel Greenwood
		Ian Henderson and/or Nigel	Greenwood
		Director	Director

Address:	Index Venture Growth Associates I Limited
No 1 Seaton Place
St Helier
Jersey JE4 8YJ
Channel Islands
Attention: Nicky Barthorp

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

INDEX VENTURES IV (JERSEY), L.P

	By:	its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Jane M. Pearce
		Paul Willing and /or	Jane Pearce
		Director	Director

INDEX VENTURES IV PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

	By:	its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Jane M. Pearce
		Paul Willing and/or	Jane Pearce
		Director	Director

Address:	Index Venture Associates IV Limited
Whiteley Chambers
Don Street
St Helier
Jersey JE4 9WG
Channel Islands
Attention: Giles Johnstone-Scott

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

YUCCA PARTNERS LP JERSEY BRANCH

By: Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca Partners LP Jersey Branch in its capacity as administrator of the Index Co-Investment Scheme,

	By:	/s/ Peter Le Breton
Authorized Signatory

Address:		Ogier Employee Benefit Services Limited
Whiteley Chambers
Don Street
St Helier
Jersey JE4 9WG
Channel Islands
Facsimile +44 (0) 1534 504444
Attention: Peter Le Breton

With copies to:
Index Venture Management S.A.
2 rue de Jargonnant
1207 Geneva
Switzerland
Fax: +41 22 737 0099
Attention: André Dubois

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:
CHARLES RIVER PARTNERSHIP XIII, LP

	By:	Charles River XIII GP, LP
Its General Partner

	By:	Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

CHARLES RIVER FRIENDS XIII-A, LP

	By:	Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

Address:	1000 Winter Street, Suite 3300
Waltham, MA 02451
with a copy to: Lisa Haines

SIGNATURE PAGE TO

AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:
KPCB HOLDINGS, INC., AS NOMINEE

	By:	/s/ Eric Keller
		Name:	Eric Keller
		Its:	President

Address:	2750 Sand Hill Road
Menlo Park, CA 94025

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AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

G&H PARTNERS

	By:	/s/ Jonathan Gleason
	Name:	Jonathan Gleason
	Title:	Portfolio Administrator

Address:	1200 Seaport Blvd.
Redwood City, CA 94063

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AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

THE JOHN S WADSWORTH JR REV TR AGREEMENT DTD 12/3/01

	By:	/s/ John S. Wadsworth
	Name:	John S Wadsworth, Jr. as Trustee

Address:	c/o Scott Jacobs 555 California Street, Suite 2200, 14th Floor San Francisco, CA 94104

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AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

STEVEN L. FINGERHOOD IRA ROLLOVER

	By:	/s/ Steven L. Fingerhood
	Name:	Steven L. Fingerhood
	Title:	Authorized Signatory

Address:	Steven L. Fingerhood IRA Rollover
JPMCC Custodian
One Ferry Building, Suite 255
San Francisco, CA 94111

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AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTOR:

SLF PARTNERS ’10, LLC

	By:	/s/ Steven L. Fingerhood
	Name:	Steven L. Fingerhood
	Title:	Manager

Address:	One Ferry Building, Suite 255
San Francisco, CA 94111
Attention: Steven L. Fingerhood

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AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

Schedule A

Capital Stock of the Company Beneficially Owned by Founders

Founder	Class/Series of Stock	Number of Shares
John Amster	Common Stock	3,136,666
Geoffrey T. Barker	Common Stock	3,181,666
Eran Zur	Common Stock	3,181,666

Exhibit A

Investors

Index Ventures Growth I (Jersey), L.P.

Index Ventures Growth I Parallel Entrepreneur Fund (Jersey), L.P.

Index Ventures IV (Jersey), L.P.

Index Ventures IV Parallel Entrepreneur Fund (Jersey), L.P.

Yucca Partners LP Jersey Branch

Charles River Partnership XIII, LP

Charles River Friends XIII-A, LP

KPCB Holdings, Inc.

The John S Wadsworth Jr Rev Tr Agreement Dtd 12/3/01

G&H Partners

Steven Fingerhood

SLF Partners ‘10, LLC